Exhibit 99.4

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                   AUGUST 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     i)   The amount of such distribution allocable to principal:

     Class 1-A1....$        0.00000000       Class 2-A1....$       23.83555038
     Class 1-A2....$        0.00000000       Class 2-A2....$        0.00000000
     Class 1-A3....$        0.00000000       Class 2-A3....$        0.00000000
     Class 1-A4....$       14.32899000       Class 2-A4....$        0.00000000
     Class 1-A5....$        9.30275884       Class 2-A5....$        7.57223436
     Class 1-A6....$        9.65314009       Class 2-A6....$       71.42375617
     Class 1-A7....$        4.32477259       Class 2-A7....$        3.17758556
     Class 1-A8....$      141.49364267       Class 2-PO....$        3.31089912
     Class 1-A9....$      141.49364000       Class 2-M.....$        3.17757549
     Class 1-A10...$       73.35498082       Class 2-B1....$        3.17757902
     Class 1-A11...$       19.71415800       Class 2-B2....$        3.17757902
     Class 1-A12...$        0.00000000       Class 2-B3....$        3.17758878
     Class 1-A13...$        0.00000000       Class 2-B4....$        3.17756438
     Class 1-A14...$        0.00000000       Class 2-B5....$        3.17756905
     Class 1-A15...$      214.55078315
     Class 1-A16...$        0.70466595
     Class 1-A17...$        0.70466667
     Class 1-PO....$        0.57670959
     Class 1-M.....$        0.70466193
     Class 1-B1....$        0.70466134
     Class 1-B2....$        0.70466134
     Class 1-B3....$        0.70466252
     Class 1-B4....$        0.70465976
     Class 1-B5....$        0.70466003
     Class 1-R.....$        0.00000000
     Class 1-RL....$        0.00000000

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     Principal   Prepayments  included  in  the  above  principal   distribution
     (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

     Class 1-A1....$        0.00000000       Class 2-A1....$       19.45473820
     Class 1-A2....$        0.00000000       Class 2-A2....$        0.00000000
     Class 1-A3....$        0.00000000       Class 2-A3....$        0.00000000
     Class 1-A4....$       13.59325037       Class 2-A4....$        0.00000000
     Class 1-A5....$        8.82509724       Class 2-A5....$        6.18050914
     Class 1-A6....$        9.15748773       Class 2-A6....$       58.29655516
     Class 1-A7....$        4.10271182       Class 2-A7....$        2.59356693
     Class 1-A8....$      134.22847742       Class 2-PO....$        2.70237836
     Class 1-A9....$      134.22847489       Class 2-B1....$        0.00000000
     Class 1-A10...$       69.58847904       Class 2-B2....$        0.00000000
     Class 1-A11...$       18.70191029       Class 2-B3....$        0.00000000
     Class 1-A12...$        0.00000000       Class 2-B4....$        0.00000000
     Class 1-A13...$        0.00000000       Class 2-B5....$        0.00000000
     Class 1-A14...$        0.00000000
     Class 1-A15...$      203.53440910
     Class 1-A16...$        0.66848401
     Class 1-A17...$        0.66848469
     Class 1-PO....$        0.54709773
     Class 1-M.....$        0.00000000
     Class 1-B1....$        0.00000000
     Class 1-B2....$        0.00000000
     Class 1-B3....$        0.00000000
     Class 1-B4....$        0.00000000
     Class 1-B5....$        0.00000000
     Class 1-R.....$        0.00000000
     Class 1-RL....$        0.00000000

     ii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

          Class 1-A1....$        5.41666665               6.50000000%
          Class 1-A2....$        5.62499995               6.75000000%
          Class 1-A3....$        6.24999976               7.50000000%
          Class 1-A4....$        5.54331375               7.00000000%
          Class 1-A5....$        6.03351376               7.50000000%
          Class 1-A6....$        6.02535953               7.50000000%
          Class 1-A7....$        3.81673333               7.50000000%
          Class 1-A8....$        4.68403867               6.93750000%
          Class 1-A9....$        6.96276000              10.31250000%
          Class 1-A10...$        5.63504774               7.50000000%
          Class 1-A11...$        6.02414280               7.50000000%
          Class 1-A12...$        6.25000064               7.50000000%
          Class 1-A13...$        6.45833333               7.75000000%
          Class 1-A14...$        5.00000000               6.00000000%

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          Class 1-A15...$        4.45136966               7.50000000%
          Class 1-A16...$        6.22848381               7.50000000%
          Class 1-A17...$        6.22848333               7.50000000%
          Class 1-S.....$        0.23715229               0.32830000%
          Class 1-M.....$        6.22848340               7.50000000%
          Class 1-B1....$        6.22848323               7.50000000%
          Class 1-B2....$        6.22848323               7.50000000%
          Class 1-B3....$        6.22848135               7.50000000%
          Class 1-B4....$        6.22847633               7.50000000%
          Class 1-B5....$        6.22848630               7.50000000%
          Class 1-R.....$        0.00000000               7.50000000%
          Class 1-RL....$        0.00000000               7.50000000%
          Class 2-A1....$        5.22909735               7.00000000%
          Class 2-A2....$        5.41666641               6.50000000%
          Class 2-A3....$        5.41666667               6.50000000%
          Class 2-A4....$        5.83333244               7.00000000%
          Class 2-A5....$        5.70497843               7.00000000%
          Class 2-A6....$        5.14225063               7.00000000%
          Class 2-A7....$        5.74316667               7.00000000%
          Class 2-S.....$        0.37150462               0.49880000%
          Class 2-M.....$        5.74316451               7.00000000%
          Class 2-B1....$        5.74315978               7.00000000%
          Class 2-B2....$        5.74315978               7.00000000%
          Class 2-B3....$        5.74317144               7.00000000%
          Class 2-B4....$        5.74314230               7.00000000%
          Class 2-B5....$        5.74319047               7.00000000%

     iii) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                             Pool 1             Pool 2
                                             ------             ------
                                      $        93,436.07    $     19,195.88

(b)  The amounts below are for the aggregate of all certificates.

     iv)  The Pool Scheduled Principal
          Balances:                   $   433,868,437.41    $ 84,885,658.08
          Number of Mortgage Loans:                1,484                278

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                       Aggregate Principal    Single Certificate
                                            Balance                  Balance
                                            -------                  -------
           Class 1-A1........     $        51,348,218.00        $   1,000.00
           Class 1-A2........     $        65,627,405.00        $   1,000.00
           Class 1-A3........     $         5,215,005.00        $   1,000.00
           Class 1-A4........     $        55,478,674.59        $     935.95
           Class 1-A5........     $        24,074,587.74        $     956.06
           Class 1-A6........     $        17,895,486.70        $     954.40
           Class 1-A7........     $        96,074,889.13        $   1,000.60

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           Class 1-A8.........    $         5,015,387.54        $     668.72
           Class 1-A9.........    $         1,003,077.51        $     668.72
           Class 1-A10........    $         7,903,557.72        $     828.25
           Class 1-A11........    $        23,603,717.91        $     944.15
           Class 1-A12........    $         5,886,977.00        $   1,000.00
           Class 1-A13........    $         1,752,000.00        $   1,000.00
           Class 1-A14........    $           292,000.00        $   1,000.00
           Class 1-A15........    $         4,429,248.01        $     497.67
           Class 1-A16........    $        41,825,815.14        $     995.85
           Class 1-A17........    $         2,987,558.23        $     995.85
           Class 1-PO.........    $         1,030,542.98        $     983.76
           Class 1-S..........    $       384,689,468.21        $   2,309.07
           Class 1-M..........    $         8,969,645.60        $     995.85
           Class 1-B1.........    $         4,484,324.88        $     995.85
           Class 1-B2.........    $         4,484,324.88        $     995.85
           Class 1-B3.........    $         2,242,660.36        $     995.85
           Class 1-B4.........    $           673,196.44        $     995.85
           Class 1-B5.........    $         1,570,137.05        $     995.85
           Class 1-R..........    $                 0.00        $       0.00
           Class 1-RL.........    $                 0.00        $       0.00
           Class 2-A1.........    $        13,301,627.07        $     872.58
           Class 2-A2.........    $        13,163,000.00        $   1,000.00
           Class 2-A3.........    $        12,831,000.00        $   1,000.00
           Class 2-A4.........    $         1,856,714.00        $   1,000.00
           Class 2-A5.........    $        24,065,547.21        $     970.42
           Class 2-A6.........    $        10,137,485.59        $     810.10
           Class 2-A7.........    $         8,832,287.87        $     981.37
           Class 2-S..........    $        79,113,447.58        $     938.87
           Class 2-PO.........    $           125,115.27        $     979.14
           Class 2-M..........    $           883,488.91        $     981.37
           Class 2-B1.........    $           441,743.97        $     981.37
           Class 2-B2.........    $           441,743.97        $     981.37
           Class 2-B3.........    $           265,046.19        $     981.37
           Class 2-B4.........    $           176,697.78        $     981.37
           Class 2-B5.........    $           220,874.25        $     981.37

     vi) The following pertains to any real estate acquired on behalf of Certificateholders:
                                                  Pool 1           Pool 2

          Book Value.......................$       0.00         $      0.00
          Unpaid Principal Balance.........$       0.00         $      0.00

          The aggregate  number of Mortgage Loans  included in the Principal
          Balance set forth above:.........$       0.00         $      0.00

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     vii) Aggregate  number  and  aggregate  Principal  Balances  of  delinquent
          Mortgage Loans, as of the opening of business on the related Determination Date:

                                              Loans         Principal Balance
                                              -----         -----------------
          Pool 1........................
                *(1)  30-59 days                 7          $    1,995,364.78
                 (2)  60-89 days                 0          $            0.00
                 (3)  90 days or more            5          $    1,655,158.30
                 (4)  in foreclosure             2          $      546,650.00

          Pool 2........................
                *(1)  30-59 days                 3          $      806,564.02
                 (2)  60-89 days                 0          $            0.00
                 (3)  90 days or more            0          $            0.00
                 (4)  in foreclosure             0          $            0.00

     viii)The  aggregate  number  of  replaced   Mortgage  loans  and  Scheduled
          Principal Balance:

          Pool 1........................         0          $            0.00
          Pool 2........................         0          $            0.00

     ix)  The aggregate number of modified Mortgage loans and Principal Balance:

          Pool 1........................         0          $            0.00
          Pool 2........................         0          $            0.00

     x)   Certificate Interest Rate of:

          Class 1-A8 Certificates:......               6.937500%
          Class 1-A9 Certificates:......              10.312500%
          Class 1-S Certificates:.......               0.328300%
          Class 2-S Certificates:.......               0.498800%

                                                   Pool 1           Pool 2
                                                   ------           ------
    xi)  Senior Percentage  ............        94.88370000%      97.17370000%
   xii)  Group I Senior Percentage  ....        84.65906648%      86.89923900%
  xiii)  Group II Senior Percentage  ..         10.22463352%      10.27446100%
   xiv)  Senior Prepayment Percentage..        100.00000000%     100.00000000%
    xv)  Group I Senior Prepayment Percentage  100.00000000%     100.00000000%
   xvi)  Group II Senior Prepayment Percentage   0.00000000%       0.00000000%
  xvii)  Group I Scheduled Distribution
         Percentage   .................          0.00000000%          N/A
 xviii)  Group II Scheduled Distribution
         Percentage  ..................          0.00000000%          N/A
  xviv)  Junior Percentage  ...........          5.11630000%       2.82630000%
   xvx)  Junior Prepayment Percentage..          0.00000000%       0.00000000%

  xvxi) Amount of distribution of Class 1-A7 Certificates allocable to interest accrued on Components of Class 1-A7 Certificates:

         Class 1-A7A Certificates:     $         259,195.80        7.50000000%
         Class 1-A7B Certificates:     $         341,731.77        7.50000000%
         Class 1-A7C Certificates:     $          83,807.31        7.50000000%
         Class 1-A7D Certificates:     $          23,470.01        7.50000000%

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  xvxii) Amount of distribution of Class 1-A5 Certificates allocable to interest accrued on Components of Class 1-A5 Certificates:

         Class 1-A5A Certificates:     $           5,712.50        7.50000000%
         Class 1-A5B Certificates:     $         146,217.76        7.50000000%


     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.